UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): October 11, 2023

NATIONAL INSTRUMENTS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	NATI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 11, 2023 (the “Closing Date”), the acquisition of National Instruments Corporation, a Delaware corporation (the “Company”), was completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of April 12, 2023 (the “Merger Agreement”), by and among the Company, Emerson Electric Co., a Missouri corporation (“Parent”) and Emersub CXIV, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (a) shares of Company Common Stock held by any subsidiary of the Company or Parent (other than Merger Sub) immediately prior to the Effective Time, (b) shares of Company Common Stock that were owned by the Company, subject to certain exceptions, or held by Parent or Merger Sub immediately prior to the Effective Time and (c) shares of Company Common Stock that were held by holders who had not voted in favor of the adoption of the Merger Agreement and properly demanded and perfected appraisal of such shares pursuant to Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) was automatically converted into the right to receive $60.00 in cash (the “Merger Consideration”). Additionally, at the Effective Time, each share of common stock, par value $1.00 per share, of Merger Sub outstanding immediately prior to the Effective Time was converted into and became one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of the surviving corporation and constituted the only outstanding shares of capital stock of the surviving corporation.

Pursuant to the Merger Agreement, each restricted stock unit award in respect of shares of Company Common Stock (a “Company RSU Award”), including performance-based Company RSU Awards, that was vested or vested by its terms upon the closing of the Merger (the “Closing”) or was held by non-employee directors or former service providers was canceled upon the Closing in exchange for the Merger Consideration.  All other Company RSU Awards, including performance-based Company RSU Awards, were converted upon the Closing into time-vesting restricted stock unit awards in respect of common stock of Parent, par value $0.50 per share, of equivalent value.  Any performance goals applicable to performance-based Company RSU Awards were deemed achieved at the target level upon the Closing.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date, the Company prepaid in full all amounts, and terminated all commitments, outstanding under its Third Amended and Restated Credit Agreement, dated as of August 24, 2022, among the Company, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”).  Following the prepayment and termination, the Company was released from all obligations and liabilities under the Credit Agreement, including all guarantees and collateral provided thereunder.  No early termination penalties were incurred by the Company as a result of such prepayment and termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2023 and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on October 11, 2023, the Company notified the Nasdaq Stock Market LLC (“NASDAQ”) that the Merger had closed and requested that NASDAQ (1) suspend trading of Company Common Stock, (2) remove Company Common Stock from listing on NASDAQ prior to the open of trading on October 11, 2023, and (3) file with the SEC a notification of delisting of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, Company Common Stock will no longer be listed on NASDAQ.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification of Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Company Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Change in Control of Registrant.

The descriptions contained under the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred.  Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Michael E. McGrath, Eric H. Starkloff, James E. Cashman, III, Alexander M. Davern, Gayla J. Delly, Gerhard P. Fettweis, Liam K. Griffin and Duy-Loan T. Le ceased to be members of the board of directors of the Company, or any committee thereof, effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated and the bylaws of Merger Sub as in effect immediately prior to the Effective Time (but amended so that the name of the surviving corporation shall be “National Instruments Corporation”), as so amended, became the bylaws of the surviving corporation until hereafter amended in accordance with the DGCL and such bylaws. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1†
Agreement and Plan of Merger, dated as of April 12, 2023, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on April 12, 2023).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023	National Instruments Corporation

	By:	/s/ R. Eddie Dixon, Jr.
		Name:	R. Eddie Dixon, Jr.
		Title:	Chief Legal Officer, Senior Vice President & Secretary